Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two:

The Wachovia Director

Supplement dated December 15, 2022 to the variable annuity prospectus dated May 2, 2022 and the updating summary prospectus dated May 2, 2022

This supplement supersedes the supplement dated December 1, 2022

This supplement is for informational purposes and requires no action on your part.

At a meeting held on November 15-16, 2022, the Board of Trustees of the Allspring Variable Trust Funds approved the following name change effective on or about May 1, 2023:

Current Fund Name	New Fund Name effective on or about May 1, 2023:
Allspring VT Omega Growth Fund	Allspring VT Discovery All Cap Growth Fund

This supplement should be retained for future reference.
HV-7953